UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 31, 2024

TRUBRIDGE, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-49796	74-3032373
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

54 St. Emanuel Street, Mobile, Alabama 36602

(Address of Principal Executive Offices, including Zip Code)

(251) 639-8100

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001 per share	TBRG	The NASDAQ Stock Market LLC
Common Stock Purchase Rights	N/A	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 7, 2024, TruBridge, Inc. (the “Company”) announced that David A. Dye will no longer serve as the Company’s Chief Operating Officer, effective December 31, 2024. Pursuant to Mr. Dye’s Executive Severance Agreement, dated June 1, 2023 (the “Severance Agreement”), he will receive, in addition to any accrued but unpaid amounts or benefits, (i) eighteen (18) months of equal installment payments which are in the aggregate equal to one and one half (1 1⁄2) times the sum of Mr. Dye’s base salary and target bonus for 2024; (ii) up to eighteen (18) months of reimbursements for medical and/or dental continuation coverage; (iii) continued vesting of Mr. Dye’s outstanding unvested shares of restricted stock during the period in which Mr. Dye is subject to non-competition and non-solicitation covenants; and (iv) a pro rata portion of Mr. Dye’s outstanding cash incentive awards and performance share awards to be calculated in the manner set forth in the applicable award agreements based on the degree of attainment of the applicable performance goals at the end of the applicable performance period, with the amount of the awards, if any, to be pro-rated based on the number of days that Mr. Dye was employed by the Company during the performance period.

As required by Section 2(b) of the Severance Agreement, Mr. Dye entered into a General Release of Claims, dated December 31, 2024 (the “Release”), pursuant to which Mr. Dye releases the Company from any and all claims which he now has, or which may accrue in relation to his hiring and employment with the Company or the termination of that employment, up to and including the Release Effective Date (as defined in the Release).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUBRIDGE, INC.

Date: January 2, 2025	By:	/s/ Christopher L. Fowler
Christopher L. Fowler
President and Chief Executive Officer